Exhibit 99.2

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                                                                FINAL TRANSCRIPT

   Conference Call Transcript

   CPWR - Q3 2006 Compuware Corporation Earnings Conference Call

   Event Date/Time: Jan. 26. 2006 / 5:00PM ET

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Jan. 26, 2006 / 5:00PM, CPWR - Q3 2006 Compuware Corporation Earnings
Conference Call
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CORPORATE PARTICIPANTS

 Lisa Elkin
 Compuware Corporation - IR

 Pete Karmanos, Jr.
 Compuware Corporation - CEO

 Tommi White
 Compuware Corporation - COO, Services

 Hank Jallos
 Compuware Corporation - COO, Products

 Bob Paul
 Compuware Corporation - COO, Covisint

 Laura Fournier
 Compuware Corporation - CFO


CONFERENCE CALL PARTICIPANTS

 David Rudow
 Piper Jaffray - Analyst

 Kirk Materne
 Banc of America Securities - Analyst

PRESENTATION

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Operator

Ladies and gentlemen, hello, and welcome to the Compuware Corporation third quarter results teleconference. At this request of Compuware this conference is being recorded for instant replay purposes. At this time I would like to turn the conference over to Ms. Lisa Elkin, Vice President of Communications and Investor Relations for Compuware Corporation. Ms. Elkin, you may begin.

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Lisa Elkin - Compuware Corporation - IR

Thank you very much, [Mary], and good afternoon, ladies and gentlemen. With me this afternoon are Peter Karmanos, Jr., Chairman and Chief Executive Officer; Tommi White, President and Chief Operating Officer of Services; Hank Jallos, President and Chief Operating Officer of Products; Bob Paul, President and Chief Operating Officer of Covisint; Tom Costello, Senior Vice President of Human Resources, General Counsel, and Secretary; and Laura Fournier, Senior Vice President and Chief Financial Officer.

Certain statements made during this conference call that are not historical facts, including those regarding the Company's future plans, objectives, and expected performance are forward-looking statements within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of the date of this conference call. While we believe any forward-looking statements we have made are reasonable, actual results could differ materially, since the statements are based on current expectations and are subject to risks and uncertainties. These risks and uncertainties are discussed in the Company's reports filed with the Securities and Exchange Commission. You should refer to and consider these factors when relying on such forward-looking statements.

The Company does not undertake, and expressly disclaims, in obligation to update its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. For those of you who do not have a copy, I will begin by summarizing the press release. Pete will then provide general comments, followed by Tommi, who will discuss operations; Hank will discuss the mainframe business and provide a partnership update; Bob will discuss Covisint business; and Laura will review balance sheet items. We will then open the call to your questions.

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Jan. 26, 2006 / 5:00PM, CPWR - Q3 2006 Compuware Corporation Earnings
Conference Call
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"Compuware  Earns $0.10 Per Share In Fiscal Year 2006 Third  Quarter,  Announces
Organizational Changes." Distributed products license fees increased 33%, sequentially, and nearly 12% year-over-year. Fiscal 2000 year date earnings up approximately 70%. Compuware reports third quarter revenues of $305.9 million. Net income for the third quarter was $37.7 million. Earnings per share, diluted computation, were $0.10, based upon 388.3 million shares outstanding. During the
Company's  third  quarter,   software  license  fees  were  $83.3  million,  and
maintenance fees were $107.6 million. Revenue from professional services for the third quarter was $115 million.

Compuware also today announced the following high level organizational  changes:
Hank Jallos has been appointed President and Chief Operating Officer for Compuware Products. In this role, Hank will be responsible for the sales and maintenance of all Compuware products. Bob Paul will retain his current role and responsibilities, overseeing Covisint operations under the new title of
President and Chief Operating Officer of Compuware Covisint. Tommi White has been appointed President and Chief Operating Officer for Compuware Services. In this role, Tommi will be responsible for the sales and delivery of all Compuware services. I would now like to turn the call over to Peter. Pete?

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Pete Karmanos, Jr. - Compuware Corporation - CEO

Thank you, Lisa. Compuware recently completed it's third quarter in which the Company earned more than $37 million, or $0.10, on a diluted per share basis. The Company also delivered substantial year-over-year increases, revenue increases, in both distributed product license fees and distributed product maintenance, two areas of the business critical to our growth. In the third quarter, approximately 6.5 million in anticipated IBM sales did not close; remember, we had told everybody it would be 10 million, it was really 3.5. Compuware also experienced a shortfall in mainframe capacity sales compared to last year's third quarter. I expect the capacity market to persist it's quarterly ups and downs as customers continue to delay new mainframe development and use existing capacity. Finally, some distributed deals slipped to quarter end; however, we believe Compuware remains on-track to earn $0.35 this fiscal year.

The fundamental strengths of our business remain unquestioned. The question is, how do we more consistently take advantage of those strengths? Today, Compuware announced a number of high-level organization and personnel changes designed to improve the focus, agility, and consistency of our sales execution. Three senior operational leaders will now report directly to me and will be individually responsible for the sales of Compuware product, Compuware services, and Compuware Covisint. Specifically, Hank Jallos will now serve the Company as
President and COO of Products; Tommi White will now run our services organization under the title of President and COO of Services; and Bob will retain his responsibilities under the new title of President and COO of Covisint.

These three operational leaders have decades of experience in their respective fields. They have my confidence, and they also share my very high expectations. I expect that this structure will allow Compuware to be more precise, responsive, predictable, and effective in it's sales efforts. I expect that Hank will more rapidly grow the distributed products business while continuing to protect our mainframe maintenance base; I expect that Tommi will reverse the
decline  of  services   revenue  with  an  emphasis  on  Compuware's   high-end,
value-added services; and I expect that Bob will ensure that Covisint reaches it's potential to generate substantial profits for Compuware.

By sharpening the focus of the sales leadership team -- [cough] excuse me-- I expect Compuware to respond more quickly to opportunity, to reach out more effectively to existing and new customers, and to close more business by selling higher and better into our key customer organizations, and by leveraging our partner organization, Hank will drive Compuware's product business to more rapid growth in the distributed market. As mainframe customers eventually consume the current glut in capacity, which is more of an issue in this market than pricing, Compuware should achieve slight increases in mainframe license fees and maintenance resulting in overall mainframe growth of 5 to 10%.

Tommi will ensure Compuware completes it's exit from the commodity-based pricing model of supplemental staffing by increasing sales of our value-added services, including the high-margin project work from both GM and IBM, Compuware will continue to improve it's services margins. Covisint's potential remains enormous. With its recent entree into the healthcare market, Covisint has substantial opportunity to demonstrate the cross-industry value of secure access to, and sharing of, applications and information. I'm confident Bob and his team will take advantage of that opportunity and the others before them. Compuware will implement a variety of other organization changes, particularly at the sales management level. Great care has been invested to ensure, as much as possible, that these changes bring immediate benefit to our business and minimize operational distraction in the coming quarter.

We continue to make progress in our partnership with IBM, achieving a more explicit and workable framework for our relationship in the third quarter. In the fourth quarter, I will continue to work closely with our partners from IBM to ensure that each of us gets full value from our agreement. Laura and I, in fact, plan to visit IBM in the near future to do just that. As I mentioned, the
6.5 million in expected IBM business did not close in the third quarter, causing both our revenue and earnings shortfall. Keep in mind that Compuware has already received a total for

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Jan. 26, 2006 / 5:00PM, CPWR - Q3 2006 Compuware Corporation Earnings
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fiscal year '06 partnership  payments from IBM totaling $20 million.  During the third quarter, Compuware recorded approximately 4.4 million of transactions related to that partnership with IBM; roughly 3.4 million of that number was recognized as revenue in the quarter.

This means that whether it is recognized as revenue, deferred revenue, or other income, Compuware will see, unequivocally, the benefit of the remaining 15.6 million in the fourth quarter. By improving sales management focus and accountability, Compuware will strengthen its business relationships and improve its sales results. Through consistent execution, Compuware evolves from a fundamentally sound but undervalued company, to a fundamentally sound and reasonably valued business. That remains my single, resolute focus, to actualize the substantial value of this company for our shareholders, employees, and customers. Tommi?

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Tommi White - Compuware Corporation - COO, Services

Thanks, Pete. Overall, the third quarter results for the distributed products business were strong. For the quarter, revenue from distributed products increased 11.9% year-over-year, and 33.1% sequentially. Distributed maintenance revenue continues to increase as well, as our customers continue to realize the value of our offerings. As for individual product lines, Vantage continues to excel, posting growth of 37.9% year-over-year and 51.9%, sequentially.

Vantage continues to be one of our hottest product lines. During the quarter we released Vantage 9.8, which further extends our leadership position in delivering solutions that help customers ensure outstanding end-user experiences associated with their business applications. This is a big deal. In today's highly competitive world in which the competition is only a click away, the quality of the end-user experience can have a direct impact on the bottom line. The upside with Vantage is tremendous, and there is no reason to think that the product line will not continue to grow into the coming year.

We are also encouraged by the continued success of our Uniface development solution, which grew 30.7% year-over-year and 55.9%, sequentially. It is important to keep in mind that Uniface is sold almost exclusively in Europe; however, we will begin selling this solution in North America, and we expect to see the product line continue to grow as a result. While QACenter is down 7.5% year-over-year, it was up more than 25% for the quarter. Despite the yearly decline, we are experiencing greater success in penetrating the market as
QACenter   transactions  for  the  quarter  were  up  27%  in  a  year-over-year comparison.

Regarding CARS, sales continue to grow, but nearly at the pace we had expected. While those customers who have deployed CARS understand the immense value associated with this solution as the renewal rate remains extremely high, we have not yet experienced the type of broader adoption we had anticipated. As a comprehensive application quality solution, however, CARS is unparalleled in the marketplace, and we maintain high long-term expectations for the offering. While revenue for our IT governance solution, Changepoint, was down both year-over-year and sequentially, it is important to point out that Changepoint revenue is up 27% year-to-date. Furthermore, year-over-year, we experienced 90% growth in Changepoint proposal activity; 89% of these proposals were IT governance related, while 11% were for the professional services market, where Changepoint has its roots.

Finally, our development products, particularly DevPartner, continue to under-perform. As part of our reorganization efforts, we will examine ways in which we can boost the performance of our development solutions. I want to be clear. The issue here is not the quality of our solutions; on the contrary, our development solutions are some of the best in the world. Take DevPartner, for example. Recently, DevPartner's SecurityChecker won Software Test and Performance Magazine's Tester Choice Award in the security test tool category. Frankly, it would take me hours to run down the awards our DevPartner solution has won over the years. Again, the issue here is not with the solutions themselves or with the value they deliver, but rather with our ability to effectively sell them. Our challenge, which we are addressing, is to develop better ways to package and deliver these solutions to the marketplace.

Regarding the professions services business, revenue was down both year-over-year and sequentially, while the contribution margin remains strong at 11.4%, it is important to point out no IBM revenue was included in the services number for the third quarter. However, our services agreement is now completed with IBM, and we anticipate being a full partner with IBM Global Services, providing value-added solutions. We believe services revenue has finally hit its bottom, and we are now almost fully removed from non-core, commodity-based services business and the associated pricing structure.

Today, our services engagements are high-margin, value-added projects and product-related services. The higher-end services engagements allow us to charge higher billing rates in association with the enhanced value being delivered, thereby further improving our margins. With our new services operational structure and business model in place, Compuware is now in position to focus on growth in this business, capitalizing on the

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Jan. 26, 2006 / 5:00PM, CPWR - Q3 2006 Compuware Corporation Earnings
Conference Call
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expanding opportunities in the IT project outsourcing market.  Specifically,  we anticipate that the IBM and GM opportunities will act as a catalyst for this growth.

We are particularly encouraged about the possibilities with GM. Not only do we expect to win business as part of GM's new outsourcing arrangement, but the opportunity also exists to obtain significant annual revenues associated with GM's development-related business, not included as part of GM's highly publicized outsourcing efforts. Of course, to win and maintain this business, we have to prove and continually demonstrate our capabilities in this arena, which we are more than confident we can and will do. Our ability to design, develop, and quality assure world-class, enterprise-wide, business-driving applications goes unquestioned.

To conclude, I want to mention how extremely excited I am about my new role as President and COO of Compuware's Services division. The opportunity for growth in this business is substantial, and my extensive background in the services industry provides me with the experience and capability needed to run a growing and highly profitable services organization. I look forward to that challenge. Hank?

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Hank Jallos - Compuware Corporation - COO, Products

Thanks, Tommi. For the quarter, Compuware's mainframe license revenue was down 28.5% year-over-year, and up 29.4% sequentially. Looking at the year-over-year comparison, the approximate $20 million decline in mainframe license sales can be attributed to two primary factors: first, the percentage of the large deals, including one particularly large deal in Q3 of last year, was down compared to the year-ago period; second, we saw far fewer upgrades than we did in Q3 last year. At this point, customers seem to be hesitant to accelerate new development on the mainframe and to add capacity, as Pete said earlier. While capacity is extremely difficult to predict, we believe that because of the power and stability of the mainframe platform, customers will ultimately dismiss their reluctance to develop on this platform and will continue to add capacity dedicated to both new development and production.

When we go against IBM, the deals continue to be very competitive, but pricing is not the main issue. Once we demonstrate to the customer the value of what they are getting, the focus is on long-term relationships. In the mainframe arena the competition has forced us to refocus and proactively demonstrate the unequalled value our solutions deliver. As a result, our overall relationship with our mainframe customers continues to be very good. Going into the fourth quarter, our mainframe new license sales for the year -- that's product that is actually brand-new product to the client -- looked very promising, but will not offset the decline in capacity. However, we still think we can grow this business 5- to 10% long term.

Maintenance revenue was essentially flat for the quarter, impacted primarily by currency fluctuations. Regardless, our renewal rate remains high. As for our partner organization, in the third quarter partners contributed, or influenced, 28% of Compuware's total distributed revenue, with 128 partners having at least one transaction. We also signed up 23 new partners during the quarter. The partner-contributed revenue has held steady for the first three quarters of this year. We believe our strategy with global systems integrators is also making progress, specifically regarding Changepoint and CARS test factories. Year-to-date, we have seen an increase of 33% in total revenue generated from global SI partners as compared to last year.

In closing, my focus and my new role will be on our continuing efforts to develop world-class products and solutions demanded by the marketplace and the development of an aggressive sales organization capable of effectively selling into this market. I feel extremely confident we'll be successful on both fronts. Now, I would like to turn it over to Bob.

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Bob Paul - Compuware Corporation - COO, Covisint

Thank you, Hank. In spite of troubling times for the North American automotive industry, Covisint continues to successfully scale its automotive business, which allows us to invest in other industries such as healthcare. In Q3, Covisint completed ten, new top-150 auto supplier contracts and numerous other agreements that increase the penetration of our industry platform. As always, these contracts will drive additional revenues in Q4 and beyond. Operationally, in the third quarter Covisint went live for 10,000 of GM's North American suppliers. Additionally in the quarter, Covisint extended Daimler Chrysler's global portal contract in allowing access to more than 50,000 DCX suppliers.

To further differentiate Covisint's offerings, we've initiated operations in Germany and in Shanghai. We have just put into production a major Chinese auto manufacturer. This expansion allows for truly global, collaborative platform for those customers looking for a single enterprise network. The Covisint business model for the automotive industry also allows for an almost unlimited scaling of top-line revenues with little commensurate growth in expense. This means that as Covisint grows, revenues and contribution margin grow. Additionally, this revenue growth tends to be stable as contracts typically cover multiple years with very high switching costs.

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Jan. 26, 2006 / 5:00PM, CPWR - Q3 2006 Compuware Corporation Earnings
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While  proving  out  the  business   model,   Covisint  has  been  investing  in
interoperability for the healthcare industry. Reducing healthcare cost remains the most pressing issue facing all of corporate America, particularly the autos, and Covisint is uniquely positioned to lead the market in taking significant steps in solving this healthcare crisis. Over the coming weeks and months Covisint will emerge as one of the country's thought leaders in providing scalable and secure interoperability in this industry. According to analysts, Covisint's platform is two to three years ahead of anything else in the marketplace today.

Covisint has gained the backing of Michigan's Governor, Jennifer Granholm, to deploy a local healthcare information network. As she discussed in her State of the State address last night, this remains one of the most important initiatives in the state of Michigan. Our model is unique, as we are building a consortium between industry and healthcare to drive substantial healthcare cost reductions while improving the quality of care. Awareness of this value of this program builds everyday as we have more than a dozen opportunities that we pursuing beyond the state of Michigan. We expect to replicate these models, by developing value-based solutions for both the government sector and financial services industries. Laura?

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Laura Fournier - Compuware Corporation - CFO

Thank you, Bob. We close our third quarter with a total cash and investment balance of $856.2 million, a 16% increase from the prior year. The $26 million decrease in the cash investment balance from the prior quarter of, which totaled
882.5 million, is due primarily to the stock buy-back program. During the quarter, we purchased approximately $46 million of Compuware stock, bringing the total for fiscal 2006 share repurchases to $77.5 million, or 9.3 million shares. We will continue to repurchase shares under the current authorization for the remainder of the fiscal year as market as business conditions dictate. At this time, we anticipate buying an additional $46.5 million of stock before the end of the fiscal year, which will deplete the current amount authorized by our Board. We will request additional authorization at our next Board of Director's meeting.

Our cash flow from operations this quarter was $26 million, somewhat lower than the $35- to $40 million forecasted for this quarter. Weak receivable collections accounted for the lower than expected number. But looking forward, cash flow from operations for the fourth quarter should be around $115 million, and we'll end the fiscal year well over $200 million. Our current accounts receivable balance is $406.7 million, reflecting a 4.8% increase from the prior-quarter balance of $388 million. The days sales outstanding metric is at 119.7 days with current installment receivables included, and 55.8 days without the current installments. At December 31st, current deferred revenue include $68.9 million of current deferred license fees, and the long term balance included $53.1 million, for a total deferred license fee balance of $122 million. During the third quarter, we deferred approximately $21.7 million of license fees and recognized $25 million. Currency contributed 1.3 million to the net decline in total deferred license fees.

As Pete  mentioned,  during the third  quarter we  recorded  approximately  $4.4 million of transactions applicable to the settlement with IBM. About $3.4 million of that number was recognized as revenue during the quarter. The difference between these amounts is included in deferred revenue, as well as the remaining $15.6 million under the initial settlement payment. The disposition of the remaining 15.6 million will be determined in the fourth quarter; any software license or upgrade transactions that meet the settlement criteria will be deducted from the balance remaining under the initial payment. The disposition of the remaining 15.6 million will be determined in the fourth quarter. Any software license or upgrade transactions that meet the settlement criteria will be deducted from the balance remaining under the initial payment.

These amounts will be recorded as revenue, or deferred revenue, in accordance with standard revenue recognition criteria. In the fourth quarter transactions do not equal or exceed the initial payment, the remaining amount will be viewed as settlement income and recorded as other income on the operating statement. If purchases in the fourth quarter exceed the remaining $15.6 million of the first year commitment, the overage will go against the minimum commitment for the following year. Lisa?

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Lisa Elkin - Compuware Corporation - IR

Thank you very much, Laura. Ladies and gentlemen, we will now be happy to take your questions.

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Operator

[OPERATOR INSTRUCTIONS]. Our first question comes from the line of David Rudow from Piper Jaffray. Please go ahead.

QUESTION AND ANSWER

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Jan. 26, 2006 / 5:00PM, CPWR - Q3 2006 Compuware Corporation Earnings
Conference Call
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David Rudow - Piper Jaffray - Analyst

Good evening. Can you hear me okay?

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Pete Karmanos, Jr. - Compuware Corporation - CEO

Yes.

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David Rudow - Piper Jaffray - Analyst

Okay. Great. With the management changes you made, the top level of the management team, what else is left? And are you bringing in any outside help to improve the sales on the distributed side?

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Pete Karmanos, Jr. - Compuware Corporation - CEO

Well, I assume that question is for me?

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David Rudow - Piper Jaffray - Analyst

Yes, sir.

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Pete Karmanos, Jr. - Compuware Corporation - CEO

I'm Pete.

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David Rudow - Piper Jaffray - Analyst

Yes, sir.

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Pete Karmanos, Jr. - Compuware Corporation - CEO

Okay. The technology group will report directly to me, and I'm trying to determine at this point in time whether or not we're going to have another group called strategy in M&A that would report directly to me as well, along with product management. Out in the field we're going to undergo several changes. It has been very encouraging, because we're bringing back people in some of those positions that were with us in the '90s and have matured and are far more senior.

And we think we'll be able to reenergize our field sales team, and we will have some of our people from Europe come here and help us as well, directly on distributed products. So we're bringing in some new people, some old people that will be new, and then some Europeans. That's quite a mix.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray - Analyst

And how long do you think -- I guess two questions: how long do you think it will take before we start seeing some positive benefits from the new people and new management structure and, also, is it possible things could get any worse on distributed before they'll get better?

--------------------------------------------------------------------------------
Pete Karmanos, Jr. - Compuware Corporation - CEO

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Jan. 26, 2006 / 5:00PM, CPWR - Q3 2006 Compuware Corporation Earnings
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I don't think things will get worse on distributed at all. There's more and more acceptance of our products as standards in their particular areas, and we've taken great care to ensure that when we start the new fiscal year -- excuse me -- that we can continue the same kind of growth in profits, if not exceed that, plus be able to grow every aspect of our business from services to mainframe to distributed.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray - Analyst

Okay. And then on the maintenance revenue side -- and I'm sorry if you already covered this -- can you explain why a year-over-year decline? It looked like the weakness was centered around the mainframe side, and do you expect that to reverse? Is there anything there around the renewal rates or anything that should concern us?

--------------------------------------------------------------------------------
Pete Karmanos, Jr. - Compuware Corporation - CEO

No. There's nothing around the renewal rates that should concern anybody. We know exactly what the competition is doing, nobody is hurting us very much. Hank, did you want to add anything to that?

--------------------------------------------------------------------------------
Hank Jallos - Compuware Corporation - COO, Products

There was a large chunk, as we analyzed it, that went as company consolidated bumped us up a little bit, higher than we'd like to, but it's basically flat. We lost, on the maintenance, about 3, 4 million on currency.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray - Analyst

Three to four million. Okay. Okay. And then on the cash flow guidance, does that include any potential cash contributions from the IBM settlement?

--------------------------------------------------------------------------------
Pete Karmanos, Jr. - Compuware Corporation - CEO

No.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray - Analyst

No. Okay. So the-- whatever it was 100 -- or 200 for the full year could be a little more with some IBM cash, depending on what they pay you this year versus next fiscal year?

--------------------------------------------------------------------------------
Pete Karmanos, Jr. - Compuware Corporation - CEO

We already recorded that 20 million cash when it came in.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray - Analyst

Yes, but that was at the end last fiscal year, though?

--------------------------------------------------------------------------------
Laura Fournier - Compuware Corporation - CFO

That last payment, David, was for this fiscal year. The way the agreement works is the payments for the following fiscal year is actually at the end of next year.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray - Analyst

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Jan. 26, 2006 / 5:00PM, CPWR - Q3 2006 Compuware Corporation Earnings
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Okay. So we won't see any more cash from IBM until the end of fiscal '07.

--------------------------------------------------------------------------------
Laura Fournier - Compuware Corporation - CFO

Well, we could see it sooner because IBM, as they do transactions, will pay as they go. So at the end of the year, it's going to be basically a true-up.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray - Analyst

Okay. Perfect. And then around the management changes, what are you doing or how have you structured compensation for the people that are in charge of each important group? How are you structuring comp, and what are you doing to drive home the point that we have to improve things here and really get a lot more aggressive on the sales front?

--------------------------------------------------------------------------------
Pete Karmanos, Jr. - Compuware Corporation - CEO

Well, I'm doing what any good CEO does; I'm going to try to hold their pay as low as possible and give them as much rearward as possible on the upside.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray - Analyst

Okay. And that's across the board for everybody or just the management team members?

--------------------------------------------------------------------------------
Pete Karmanos, Jr. - Compuware Corporation - CEO

At our planning conference we're going to discuss compensation policy, but the days of living comfortably if you are a salesperson on your base pay are over. Hank's a huge supporter in paying for success. And in professional services, we're going to change that as well, and that will be probably more based on building relationships. So the base pay there will be the same, if not higher with less incentive, because we really want them to grow the relationships.

It's very hard to measure the services business. Services and products are two different businesses. Separating them will take care of a lot of the problems that we have. We'll have esprit de corps in services that will be one of growing the business, and we'll try to compensate the people properly for the kind of business they're in, and in products we're going to do the same thing, even though the philosophy on that is different.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray - Analyst

Okay. And then -- so all of these things -- there shouldn't be too much disruption in the sales force in Q4, and a lot of these changes, do you feel you'll be ready to roll beginning April 1 of this year on the new plan for the new fiscal year?

--------------------------------------------------------------------------------
Pete Karmanos, Jr. - Compuware Corporation - CEO

Yes. I feel very, very comfortable that this quarter will unfold as we have predicted, and that going forward in the new year there will be a real sense of energy in both groups of services and products.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray - Analyst

Okay. And then any clue -- I know you guys don't give revenue guidance for any individual quarter, but I figure I'll ask it any way -- any idea or a good number that we can have for Q4 revenue guidance?

--------------------------------------------------------------------------------
Laura Fournier - Compuware Corporation - CFO

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Jan. 26, 2006 / 5:00PM, CPWR - Q3 2006 Compuware Corporation Earnings
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For total revenue?

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray - Analyst

Yes.

--------------------------------------------------------------------------------
Laura Fournier - Compuware Corporation - CFO

I think it should be at least as good as this third quarter.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray - Analyst

Okay.

--------------------------------------------------------------------------------
Laura Fournier - Compuware Corporation - CFO

I would say probably better.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray - Analyst

Okay. Okay. So flat to up sequentially would be a good number?

--------------------------------------------------------------------------------
Laura Fournier  - Compuware Corporation - CFO

Yes.

--------------------------------------------------------------------------------
David Rudow  - Piper Jaffray - Analyst

And I would assume that would be the same for the license side, too?

--------------------------------------------------------------------------------
Laura Fournier  - Compuware Corporation - CFO

That's for the entire side. Maintenance will be flat, okay? We're not expecting high growth in maintenance. Services should -- we're hoping for a little uptick, the forecast would show one, and as well in license fees, and some of that depends on what IBM does.

--------------------------------------------------------------------------------
Pete Karmanos, Jr.  - Compuware Corporation - CEO

But know for sure, that if it doesn't go into license fees, it's going to go into other income.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray - Analyst

And you guys did record 3.4 million into license this quarter.

--------------------------------------------------------------------------------
Laura Fournier  - Compuware Corporation - CFO

Yes, we did.

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Jan. 26, 2006 / 5:00PM, CPWR - Q3 2006 Compuware Corporation Earnings
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Pete Karmanos, Jr. - Compuware Corporation - CEO

Right, but we were expecting 10.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray - Analyst

Okay. And the 15.6 million left will flow in whether it's above or below the line?

--------------------------------------------------------------------------------
Pete Karmanos, Jr.  - Compuware Corporation - CEO

Yes.

--------------------------------------------------------------------------------
David Rudow  - Piper Jaffray - Analyst

Thank you, and sorry for asking so many questions.

--------------------------------------------------------------------------------
Laura Fournier  - Compuware Corporation - CFO

David, just one thing, it could be deferred revenue as well.

--------------------------------------------------------------------------------
David Rudow  - Piper Jaffray - Analyst

Okay. Wait. How much -- I thought there was 20 million in deferred already from IBM, though.

--------------------------------------------------------------------------------
Laura Fournier  - Compuware Corporation - CFO

But the characterization of that was a prepayment, okay?

--------------------------------------------------------------------------------
David Rudow  - Piper Jaffray - Analyst

Okay. Got it.

--------------------------------------------------------------------------------
Laura Fournier  - Compuware Corporation - CFO

So if they do a big ratable deal at the end of the quarter, it will go into license fees.

--------------------------------------------------------------------------------
David Rudow  - Piper Jaffray - Analyst

Got it.

--------------------------------------------------------------------------------
Pete Karmanos, Jr.  - Compuware Corporation - CEO

One of the reasons the lumpiness in especially mainframe revenue is because until it happens, you really don't know whether it's going to be -- whether you have to record it all, or whether it's ratable.

--------------------------------------------------------------------------------
Laura Fournier  - Compuware Corporation - CFO

Right.

--------------------------------------------------------------------------------
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Jan. 26, 2006 / 5:00PM, CPWR - Q3 2006 Compuware Corporation Earnings
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--------------------------------------------------------------------------------
Pete Karmanos, Jr.  - Compuware Corporation - CEO

And in the quarter, the accountants have been known to change the rules. All right? So we sit there, we know how much is coming in, and then you try to figure out how much of that is really going to be able to be recorded this quarter and how much of it are we going to have to recognize over time.

--------------------------------------------------------------------------------
David Rudow  - Piper Jaffray - Analyst

Okay. All right. Thank you.

--------------------------------------------------------------------------------
Pete Karmanos, Jr.  - Compuware Corporation - CEO

In addition to that, all right, it appears that capacity, which some years could be 160 million, another year it could be 100 million, and there's no predictability in that. And if we had our druthers we would start to put together some pricing so we could take that out of our numbers, but I'm not about do that and take, let's say, $100 million of revenue for next year and turn it into 25, and then have the 75 then out over the next three years. Do you understand what I'm saying?

--------------------------------------------------------------------------------
David Rudow  - Piper Jaffray - Analyst

Yes. Yes.

--------------------------------------------------------------------------------
Pete Karmanos, Jr.  - Compuware Corporation - CEO

So you have those two factors that keep budging up your ability to accurately predict revenue from one quarter to the next. We can get a better idea on an annual basis, you can see the trends of what is going on with capacity, you can see some trends on how people are requesting that the product be sold to them so we know whether it's going to be ratable or whether you are going to record all of the license fee in that period. But on a quarter-by-quarter basis, I know it's exasperating for the investors and the analysts, and it's just as exasperating for us.

--------------------------------------------------------------------------------
David Rudow  - Piper Jaffray - Analyst

Okay. Thank you much and thanks for your patience.

--------------------------------------------------------------------------------
Pete Karmanos, Jr.  - Compuware Corporation - CEO

And by the way, none of that changes the underlying value of the Company. I mean, it's really a solid business, and people decided next year, let's say the capacity went from 160 million to 240 million, it would really look like we were amazing business people. And it could just as likely do that as it could drop to 100 million. All right? So that's a real factor that you have to take into consideration. It's nice because it's all profit.

--------------------------------------------------------------------------------
David Rudow  - Piper Jaffray - Analyst

Got it. Thank you.

--------------------------------------------------------------------------------
Pete Karmanos, Jr.  - Compuware Corporation - CEO

Yes.

--------------------------------------------------------------------------------
Operator

--------------------------------------------------------------------------------
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                                                                FINAL TRANSCRIPT
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Jan. 26, 2006 / 5:00PM, CPWR - Q3 2006 Compuware Corporation Earnings
Conference Call
--------------------------------------------------------------------------------

Our next question is from the line of Kirk Materne from Banc of America Securities. Please go ahead.

--------------------------------------------------------------------------------
Kirk Materne - Banc of America Securities - Analyst

Thanks very much. Pete, could you talk a little bit about just your general impressions, perhaps of the sales force below where the management changes are being made, and is it a motivation for the sales force? Are there consistent regions that are underperforming where you've got to think about bringing in new people?

I recognize having leadership changes can do a lot, but at the end of the day if you don't have sales people out there that are ringing doorbells constantly, there's not too much new leaders can do. So I just want to get maybe a characterization that we've had two quarters of choppy results.

--------------------------------------------------------------------------------
Pete Karmanos, Jr. - Compuware Corporation - CEO

Well, I don't know how to put this, but I'm going to try. You really need -- out in the field you need leadership. You need people who are interested in achieving their goals, know how to motivate the sales force, know how to help them, know how to go on calls with them, and quite frankly, we have been having a real problem with that. And some of our surprises come from the fact that some of the leadership in the field, on a fairly consistent basis, really don't understand all of the deals in front of them. Hank has done this for a long time. He is the one that actually built the sales force in this company. Built one of the best direct sales forces in the business. A lot of people bailed after the year 2000. We put in the Greek fire program and combined services and products.

Hank's direct responsibility to sales was put in other areas. He didn't have that kind of responsibility. He knows that business inside and out. He knows what it takes to manage the sales force. He knows what a good sales manager looks like. I believe if you asked Hank and [Rakesh] and [John Slack] and a variety of other people who have been around here for a long time how they feel about what is going on, they will be very, very optimistic about their ability to rebuild our sales force and build it into one that produces consistent results with consistent leadership in the field.

--------------------------------------------------------------------------------
Kirk Materne - Banc of America Securities - Analyst

So it's not necessarily a talent issue, it's more of a motivational and process issue out in the field?

--------------------------------------------------------------------------------
Pete Karmanos, Jr. - Compuware Corporation - CEO

Well, it has been a motivational issue in the field, and it's been a problem with some of our sales people not recognizing -- sales management in the field not recognizing talent or refusing to hire talented people. And I know there's a bunch of recruiters sitting in our company that would jump up and down and say, "yes, sir," and I know our sales champion who oversees the different kinds of people that were hired in each one of the product lines would also agree 100%. We've had some things we've tried to work them out. Tommi has tried working hard with these people. They simply don't understand and so we have had to make some changes and will continue to make the changes as necessary.

And, by the way, when you have the kind of products we have and the quality of the products, you don't have any problem attracting top-notch talented salespeople. But we are getting out of the business of having the mercenaries. I hope our entire industry gets out of the business of these guys that hop from company to company and work for whoever has the hot product that particular year or quarter. And I know a bunch of other CEOs in this business feel exactly the same way I do, and we're just going hire people that want sales as a career and want to be successful and take joy out of having the kind of good years that good salespeople have.

--------------------------------------------------------------------------------
Kirk Materne - Banc of America Securities - Analyst

Thanks. That's helpful. And then just -- I guess, the service gross margins are obviously trending a bit below what you were hoping for. Is this a factor of having people serve on the sidelines that are waiting to get some of these IBM deals signed and they just weren't as productive? Was it just not closing some service contracts in the quarter? I guess, how do those gross margins start to go back up towards your targets for the next quarter or two?

--------------------------------------------------------------------------------
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                                                                FINAL TRANSCRIPT
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Jan. 26, 2006 / 5:00PM, CPWR - Q3 2006 Compuware Corporation Earnings
Conference Call
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--------------------------------------------------------------------------------
Pete Karmanos, Jr. - Compuware Corporation - CEO

As we properly pay people in the services business commiserate with what we can charge for them, you'll see those margins go up. On project work when we use our tools in that, we can get extraordinarily high rates, effective rates, and we know we're going to be getting big chunks of that kind of work, both from IBM and GM, and we're still delivering real value to them. So this is just an evolutionary process. We don't have -- we have really a minimum number of people on the bench at this point in time, and we didn't miss anything except some IBM work maybe we thought we might get this quarter that we didn't.

And GM, the GM thing has gone on forever. I think they are announcing who won all of the different sustained systems business real soon, and then they still have a huge amount of development work that didn't increase -- didn't include in those outsourcing contracts that they are going to be letting out throughout the year. So we have plenty of opportunity for being able to increase our margin, and we can plan on it.

--------------------------------------------------------------------------------
Kirk Materne - Banc of America Securities - Analyst

Final question for me, just in terms of expectations for the amount of buy back in the next quarter, and I guess maybe heading into the next fiscal year, I think you had 46 million left. Should we assume that will pretty much be eaten through by the end of this fiscal year?

--------------------------------------------------------------------------------
Pete Karmanos, Jr. - Compuware Corporation - CEO

It will be eaten through by the end of this fiscal year. And I'm going to go out and ask for a bunch more.

--------------------------------------------------------------------------------
Kirk Materne - Banc of America Securities - Analyst

Fair enough. Thanks very much.

--------------------------------------------------------------------------------
Pete Karmanos, Jr. - Compuware Corporation - CEO

You're welcome.

--------------------------------------------------------------------------------
Operator

Ladies and gentlemen, we will now conclude the question and answer portion of today's conference call. I'd like to turn the call back over to Lisa Elkin.

--------------------------------------------------------------------------------
Lisa Elkin - Compuware Corporation - IR

Thank you very much, ladies and gentlemen, for your time and interest in Compuware and we hope you have a pleasant evening.

--------------------------------------------------------------------------------
Operator

Ladies and gentlemen, this conference will be able for replay after 8:30 p.m. Eastern time today through midnight, February 3. You may access the replay service by dialing 1-800-475-6701 and entering the access code 802604. Again, that number is 1-800-475-6701 and entering the access code 802604. This does conclude our conference for today. Thank you for using AT&T Executive Teleconference. You may now disconnect.

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Jan. 26, 2006 / 5:00PM, CPWR - Q3 2006 Compuware Corporation Earnings
Conference Call
--------------------------------------------------------------------------------


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